                   [REPRESENTATION OF THE GRAPHIC IMAGE]


                               NAVELLIER

                      VARIABLE INSURANCE SERIES FUND




                              ANNUAL REPORT

                            DECEMBER 31, 1999

                       [REPRESENTATION OF GRAPHIC IMAGE]

                                   NAVELLIER
                               PERFORMANCE FUNDS

                     AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
                          AGGRESSIVE GROWTH PORTFOLIO
                            MID CAP GROWTH PORTFOLIO
                         AGGRESSIVE MICRO CAP PORTFOLIO
                           SMALL CAP VALUE PORTFOLIO
                           LARGE CAP GROWTH PORTFOLIO
                           LARGE CAP VALUE PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                                                ANNUAL REPORT, DECEMBER 31, 1999
                                  NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                                                   One East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------
                                                               February 18, 2000

Dear Shareholder:

    1999 was an exceptional year for the stock market overall. The S&P 500* had a very respectable 21.04% return for the year. But, the most exciting returns were found in the mid cap stocks as evidenced by the Russell Midcap Index,* which posted a return of 51.29%. Large cap stocks fared better than their small-to-mid cap counterparts in the first quarter of 1999, but then were trounced in the second quarter. Virtually all sectors of the market paused during the third quarter with negative returns across the board. However, in the fourth quarter of 1999, mid cap stocks turned in a record performance, with the Russell Midcap Index* soaring 39.47%. Aggressive growth stocks dramatically outperformed the more conservative value stocks over the year, with the big winners found in the high-flying tech stocks.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH PORTFOLIO
                  Growth Portfolio  Russell 2000  Russell 2000 Growth
2/98                       $10,000       $10,000              $10,000
3/98                       $10,500       $10,412              $10,420
4/98                       $10,520       $10,469              $10,484
5/98                       $10,140        $9,905               $9,721
6/98                       $10,440        $9,926               $9,821
7/98                        $9,990        $9,122               $9,001
8/98                        $7,930        $7,350               $6,923
9/98                        $8,610        $7,926               $7,625
10/98                       $8,740        $8,249               $8,023
11/98                       $9,730        $8,582               $8,646
12/98                      $11,220        $9,219               $9,428
1/99                       $12,680        $9,341               $9,852
2/99                       $11,720        $8,585               $8,951
3/99                       $12,750        $8,719               $9,270
4/99                       $13,350        $9,500              $10,089
5/99                       $12,850        $9,639              $10,105
6/99                       $14,340       $10,074              $10,637
7/99                       $14,200        $9,798              $10,308
8/99                       $14,470        $9,436               $9,923
9/99                       $14,660        $9,438              $10,114
10/99                      $17,010        $9,476              $10,374
11/99                      $18,430       $10,042              $11,470
12/99                      $21,616       $11,178              $13,492


                                VARIABLE INSURANCE SERIES FUND
                                                                                    RUSSELL
                                                           GROWTH      RUSSELL        2000
TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1999          PORTFOLIO     2000        GROWTH
---------------------------------------------------------  -------      -------      -------
One Year                                                     92.66%       21.25%       43.09%
Annualized Since Inception+                                  52.00%        6.24%       17.67%
Value of a $10,000 investment over Life of Fund+           $21,616      $11,178      $13,492
+Inception February 27, 1998

    Overall our funds performed quite nicely this year. We are very proud of the performance of the Navellier Variable Insurance Series Fund - Growth Portfolio which was up 92.66% for the year. We are particularly proud of the fact that this fund managed to produce excellent returns without any IPO's in its portfolio or with excessive exposure to the volatile Internet stocks that drove much of the market.

    Last year, the U.S. economy was absolutely phenomenal. In 1999 it finished the year and is now growing at an annual rate of almost 5%. The productivity gains in the U.S. continued to accelerate and averaged well over 4% annual gains. Furthermore, the core rate of inflation remained flat. Looking forward, the labor market remains tight, but as long as productivity gains continue, wages can grow moderately without igniting inflation. Although the Fed raised interest rates three times in 1999, the stock market largely ignored these increases. There is now massive speculation about whether or not the Federal Reserve Board will increase interest rates again at their next Federal Open Market Committee (FOMC). Many on Wall Street believe that the Federal Reserve Board is trying to raise interest rates to cool off the soaring stock market. Others believe that now with the unemployment level at 4%, the Fed has no choice other than to raise interest rates to avert wage inflation. On the other hand, U.S. productivity continues to soar at a 5% annual pace and offsets any potential wage inflation.

    Currently corporate profits are growing in excess of 20% annually and this trend will likely continue for at least a few more months. Unfortunately, investors seem to be bored with such mundane growth. Instead, investors appear to be only interested in stocks with over 70% annual earnings growth. Under this kind of environment an investor's best defense remains a strong portfolio of rapidly growing companies. The stock market's breadth and power has simply refused to broaden despite record earnings growth for the entire stock market. Instead, the stock market is becoming increasingly cautious and primarily technology stocks continue to prosper. Technology stocks continue to dominate investor attention and are attracting 90% of the new money that is flowing into the stock market. Fortunately, most technology stocks are immune to the impact of rising interest rates, so the Federal Reserve Board's next decision at the FOMC meeting in mid-March should have almost no impact on the best technology stocks. As a result, we are continuing to realign our Portfolios to capitalize on more technology stocks.

    The new inflows into the stock market via mutual funds continue to favor the small-to-mid capitalization arena. As many large capitalization stocks that were former stock market flagships continue to flounder, institutional investors are increasingly turning towards small-to-mid capitalization stocks. We believe that this persistent institutional buying pressure in small-to-mid capitalization stocks will continue to make them the safest place to be invested.

    Please call us if we can address any questions or concerns for you at (800) 887-8671 or visit our website at www.navellier.com. The web site includes the current weekly market commentary, which we will be happy to e-mail to you at your request.

    Thank you for allowing us to manage some of your assets. We feel very obligated to our shareholders and promise to make every effort to manage them efficiently and ambitiously!

Sincerely,

[SIGNATURE]                                    [SIGNATURE]
LOUIS G. NAVELLIER                             ALAN ALPERS

THIS MATERIAL HAS BEEN PRECEDED BY A NAVELLIER VARIABLE INSURANCE SERIES FUND PROSPECTUS.

THE PRECEDING CHARTS AND PERFORMANCE NUMBERS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.

PLEASE BE AWARE THAT PAST PERFORMANCE IS NO INDICATION OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*INDICES:

S&P 500 INDEX IS AN UNMANAGED INDEX CONSISTING OF 500 LARGE CAPITALIZATION COMPANIES. IT IS CONSIDERED REPRESENTATIVE OF THE STOCK MARKET AS A WHOLE.

RUSSELL 2000-REGISTERED TRADEMARK- INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 11% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

RUSSELL 2000-REGISTERED TRADEMARK- GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

RUSSELL 3000-REGISTERED TRADEMARK- INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST US COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE US EQUITY MARKET.

RUSSELL MIDCAP-REGISTERED TRADEMARK- INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX, WHICH REPRESENT APPROXIMATELY 26% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 1000 INDEX.

RUSSELL 1000-REGISTERED TRADEMARK- INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
GROWTH PORTFOLIO

-----------------------------------------------------------------
                                                          MARKET
                                                           VALUE
        SHARES                                          (NOTE 1)
-----------------------------------------------------------------
COMMON STOCKS -- 90.5%
BIOTECHNOLOGY AND DRUGS -- 4.5%
           760          MedImmune, Inc.*              $  126,065
                                                      ----------
COMMERCIAL SERVICES -- 2.6%
           330          Catalina Marketing
                          Corp.*                          38,197
           840          Valassis Communications,
                          Inc.*                           35,490
                                                      ----------
                                                          73,687
                                                      ----------
COMMUNICATION EQUIPMENT AND
 SERVICES -- 17.2%
           640          ANTEC Corp.*                      23,360
         1,050          CommScope, Inc.*                  42,328
           800          Emulex Corp.*                     90,000
         1,350          Harmonic, Inc.*                  128,166
         1,050          Powerwave Technologies,
                          Inc.*                           61,294
           740          Scientific-Atlanta, Inc.          41,162
         1,440          Western Wireless Corp.*           96,120
                                                      ----------
                                                         482,430
                                                      ----------
COMPUTER HARDWARE AND
 PERIPHERALS -- 4.2%
         1,310          Adaptec, Inc.*                    65,336
           540          SanDisk Corp.*                    51,975
                                                      ----------
                                                         117,311
                                                      ----------
COMPUTER SOFTWARE AND
 PROGRAMMING -- 21.4%
         1,130          Adobe Systems, Inc.               75,992
         1,350          BroadVision, Inc.*               229,584
           820          Electronics for Imaging,
                          Inc.*                           47,663
           920          Macromedia, Inc.*                 67,275
           650          Mercury Interactive
                          Corp.*                          70,159
         1,280          Siebel Systems, Inc.*            107,520
                                                      ----------
                                                         598,193
                                                      ----------
ELECTRONIC PRODUCTS -- 10.8%
           950          DII Group, Inc.*                  67,420
         1,820          Gemstar International
                          Group Ltd.*                    129,675
           730          Jabil Circuit, Inc.*              53,290
         1,160          KEMET Corp.*                      52,273
                                                      ----------
                                                         302,658
                                                      ----------
-----------------------------------------------------------------
                                                          MARKET
                                                           VALUE
        SHARES                                          (NOTE 1)
-----------------------------------------------------------------

MACHINERY -- 1.8%
         1,110          Helix Technology Corp.        $   49,742
                                                      ----------
MEDICAL EQUIPMENT AND SUPPLIES -- 5.2%
           700          ArthroCare Corp.*                 42,700
           650          MiniMed, Inc. *                   47,613
         1,050          VISX, Inc.*                       54,338
                                                      ----------
                                                         144,651
                                                      ----------
RETAIL -- 2.2%
           700          Tiffany & Co.                     62,475
                                                      ----------
SEMICONDUCTORS AND RELATED -- 20.6%
           840          Alpha Industries, Inc.*           48,143
         1,040          Applied Micro Circuits
                          Corp.*                         132,340
         1,080          Power Integrations,
                          Inc.*                           51,773
           920          QLogic Corp.*                    147,085
         1,450          RF Micro Devices, Inc.*           99,234
           900          TriQuint Semiconductor,
                          Inc.*                          100,125
                                                      ----------
                                                         578,700
                                                      ----------
TOTAL COMMON STOCK
 (COST $1,711,623)                                     2,535,912
                                                      ----------
MONEY MARKET FUND -- 9.6%
       267,871          Fund for Government
                          Investors
                          (Cost $267,871)                267,871
                                                      ----------
TOTAL INVESTMENTS -- 100.1%
 (COST $1,979,494)                                    $2,803,783
Liabilities in Excess of
  Other Assets -- (0.1)%                                  (2,094)
                                                      ----------
NET ASSETS (NOTE 6) -- 100.0%                         $2,801,689
                                                      ==========
NET ASSET VALUE PER SHARE
  (BASED ON 130,408 SHARES OUTSTANDING)
                                                          $21.48

--------------------------

*    NON-INCOME PRODUCING

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                 GROWTH
                                                                PORTFOLIO
                                                                ---------
INVESTMENT INCOME
  Interest (Note 1).........................................    $  4,899
  Dividends (Note 1)........................................         310
                                                                --------
    Total Investment Income.................................       5,209
                                                                --------
EXPENSES
  Investment Advisory Fee (Note 2)..........................       6,972
  Administrative Fee (Note 2)...............................       2,050
  Transfer Agent and Custodian Fee (Note 3).................      24,477
  Legal Fees................................................       9,356
  Shareholder Reports and Notices...........................       5,895
  Directors' Fees and Expenses (Note 2).....................      12,000
  Audit Fees................................................       3,000
  Organizational Expense (Note 1)...........................       3,504
  Other Expenses............................................       1,205
                                                                --------
    Total Expenses..........................................      68,459
    Less Expenses Reimbursed by Investment Adviser
     (Note 2)...............................................     (56,156)
                                                                --------
      Net Expenses..........................................      12,303
                                                                --------
NET INVESTMENT LOSS.........................................      (7,094)
                                                                --------
Net Realized Gain on Investments............................     103,746
Change in Net Unrealized Appreciation of Investments........     779,531
                                                                --------
NET INCOME ON INVESTMENTS...................................     883,277
                                                                --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $876,183
                                                                ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       NAVELLIER VARIABLE INSURANCE SERIES FUNDS
-----------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                        GROWTH PORTFOLIO
                                                                  -----------------------------
                                                                  FOR THE YEAR   FOR THE PERIOD
                                                                     ENDED           ENDED
                                                                  DECEMBER 31,    DECEMBER 31,
                                                                      1999           1998*
                                                                  ------------   --------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss.......................................       $   (7,094)     $     (734)
  Net Realized Gain (Loss) on Investment Transactions.......          103,746         (21,589)
  Change in Net Unrealized Appreciation of Investments......          779,531          44,758
                                                                   ----------      ----------
    Net Increase in Net Assets Resulting from Operations....          876,183          22,435
                                                                   ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gains...................................          (17,346)             --
                                                                   ----------      ----------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.........................        1,772,191         128,396
  Reinvestment of Distributions.............................           17,346              --
  Cost of Shares Redeemed...................................          (51,232)        (46,284)
                                                                   ----------      ----------
    Net Increase in Net Assets Resulting from Share
      Transactions..........................................        1,738,305          82,112
                                                                   ----------      ----------
    TOTAL INCREASE IN NET ASSETS............................        2,597,142         104,547
NET ASSETS -- Beginning of Period...........................          204,547         100,000
                                                                   ----------      ----------
NET ASSETS -- End of Period.................................       $2,801,689      $  204,547
                                                                   ==========      ==========
SHARES
  Sold......................................................          115,039          13,412
  Issued in Reinvestment of Distributions...................              821              --
  Redeemed..................................................           (3,676)         (5,188)
                                                                   ----------      ----------
    Net Increase in Shares..................................          112,184           8,224
                                                                   ==========      ==========

--------------------------------------------------------------------
*  FROM COMMENCEMENT OF OPERATIONS FEBRUARY 27, 1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  FOR THE YEAR    FOR THE PERIOD
                                                                     ENDED            ENDED
                                                                  DECEMBER 31,     DECEMBER 31,
                                                                      1999            1998*
                                                                  ------------    --------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
  Net Asset Value -- Beginning of Period....................        $11.22           $10.00
                                                                    ------           ------
  Income from Investment Operations:
    Net Investment Loss.....................................         (0.05)           (0.04)
    Net Realized and Unrealized Gains on Investments........         10.44             1.26
                                                                    ------           ------
        Total from Investment Operations....................         10.39             1.22
                                                                    ------           ------
  Distributions to Shareholders
    From Net Realized Gains.................................         (0.13)              --
                                                                    ------           ------
  Net Increase in Net Asset Value...........................         10.26             1.22
                                                                    ------           ------
  Net Asset Value -- End of Period..........................        $21.48           $11.22
                                                                    ======           ======

TOTAL INVESTMENT RETURN.....................................         92.66%           12.20%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2).....................          1.50%            1.50%(B)
  Expenses Before Reimbursement (Note 2)....................          8.23%           70.17%(B)
  Net Investment Loss After Reimbursement (Note 2)..........         (0.85)%          (0.67)%(B)
  Net Investment Loss Before Reimbursement (Note 2).........         (7.60)%         (69.34)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...................................            85%             129%
  Net Assets at End of Period (in thousands)................        $2,802             $205
  Number of Shares Outstanding at End of Period (in
    thousands)..............................................           130               18

--------------------------------------------------------------------

 (A) Total returns for periods of less than one year are not annualized.
 (B) Annualized

 * FROM COMMENCEMENT OF OPERATIONS FEBRUARY 27, 1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. Significant Accounting Policies

    The Navellier Variable Insurance Series Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company authorized to issue multiple series of shares, each representing a portfolio of investments. The Fund currently has authorized one series, the Navellier Growth Portfolio (the "Growth Portfolio"), a diversified open-end management investment company. The Growth Portfolio seeks to achieve long-term growth of capital primarily through investment in companies with appreciation potential. The Fund was established as a Maryland corporation organized on February 28, 1997. The Fund is authorized to issue 500,000,000 shares of capital stock with no stated par value of the Growth Portfolio. The Fund's shares are offered only to (a) insurance companies to fund benefits under their variable annuity contracts and variable life insurance policies and (b) tax-qualified pension and retirement plans ("Qualified Plans"), including participant-directed Qualified Plans which elect to make the Fund available as investment options for Qualified Plan participants. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith. The Directors will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income, if any, are declared and paid annually. Net capital gains, if any, are distributed annually.

      (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

      (e) Organizational expenses of the Growth Portfolio totaling $17,520 are being deferred and amortized over 60 months beginning with public offering of shares in the Fund. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 1999, unamortized organization costs of the Growth Portfolio were $11,096.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier & Associates, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.85% of the daily net assets of the Growth Portfolio. The Adviser receives an annual fee equal to 0.25% of the Funds average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and director of the Fund is also an officer and director of the Adviser.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------

    Under an agreement between the Fund and the Adviser, the Adviser has agreed to waive its advisory fee and/or reimburse expenses until the total portfolio operating expenses are at or below 1.50%. This agreement is subject to termination at any time without notice to shareholders after the expiration of the twelve months from the date shares of the Growth Portfolio are first offered to the public. During the year ended December 31, 1999, the Adviser paid operating expenses of the portfolio totaling $59,437 under the operating expense agreements, the Adviser requested and the portfolio reimbursed $3,281 of such expenses.

    Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and director of the Fund is also an officer and director of the Distributor.

    The Fund pays each of its Directors not affiliated with the Adviser $6,000 annually. For the year ended December 31, 1999, Directors' fees and expenses totaled $12,000.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Directors.

4. Securities Transactions

    For the year ended December 31, 1999, the cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term securities) were $2,122,232 and $652,518, respectively.

5. Unrealized Appreciation and Depreciation of Investments

    Unrealized appreciation and depreciation as of December 31, 1999, based on the cost for Federal income tax purposes is as follows:

                                                                  GROWTH PORTFOLIO
                                                                  ----------------
    Gross Unrealized Appreciation...............................     $  875,146
    Gross Unrealized Depreciation...............................        (53,952)
                                                                     ----------
    Net Unrealized Appreciation.................................     $  821,194
                                                                     ==========
    Cost of Investments for Federal Income Tax Purposes.........     $1,982,589
                                                                     ==========

6. Net Assets

    At December 31, 1999, net assets consisted of the following:

                                                                  GROWTH PORTFOLIO
                                                                  ----------------
    Paid-in-Capital.............................................     $1,919,683
    Accumulated Net Realized Gain on Investments................         57,717
    Net Unrealized Appreciation of Investments..................        824,289
                                                                     ----------
    NET ASSETS..................................................     $2,801,689
                                                                     ==========

7. Federal Income Tax

    Permanent differences between tax and financial reporting of accumulated net investment income and net realized gain/loss are reclassified. As of December 31, 1999, $7,094 from accumulated net investment loss were reclassified to accumulated net realized gain.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
NAVELLIER VARIABLE INSURANCE SERIES FUND
RENO, NEVADA

We have audited the accompanying statement of net assets of Navellier Growth Portfolio, a series of shares of the Navellier Variable Insurance Series Fund as of December 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two periods then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navellier Growth Portfolio as of December 31, 1999, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two periods then ended, in conformity with generally accepted accounting principles.

                                          [SIGNATURE]

                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 18, 2000

                               NAVELLIER OFFICES:

                          ONE EAST LIBERTY THIRD FLOOR
                               RENO, NEVADA 89501
                              800-887-8671 P.S.T.

                          CUSTODIAN & TRANSFER AGENT:

                        RUSHMORE TRUST AND SAVINGS, FSB
                              4922 FAIRMONT AVENUE
                               BETHESDA, MD 20814
                              800-622-1386 E.S.T.